UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2020

HYCROFT MINING HOLDING CORPORATION

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(Exact name of Registrant as Specified in Its Charter)

Delaware --------------	001-38387 ----------	82-2657796 ------------------
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8181 E. Tufts Avenue, Suite 510 Denver, Colorado	80237
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(Address of principal executive offices)	(Zip Code)

(303) 524-1947

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market

Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market

Warrants to purchase Common Stock	HYMCZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2020, Hycroft Mining Holding Corporation (the “Company”) announced that it will appoint Diane R. Garrett, Ph.D, as the Company’s President and Chief Executive Officer and as a director, effective as of September 8, 2020 (the “Effective Time”). At the Effective Time, the Company’s Board of Directors will increase in size from six to seven members in connection with Dr. Garrett’s appointment to the Board. Dr. Garrett’s term of office as a director will be until the next Annual Meeting of the Company’s Stockholders or until such time as her successor shall be duly elected and qualified, her removal, or her resignation, whichever is earlier.

Since June 2016, Dr. Garrett, 60, was the President and Chief Executive Officer of Nickel Creek Platinum Corp. (“NCP”), a mining exploration and development company listed on the Toronto Stock Exchange and the OTC-QB Market. She has more than 20 years of senior executive management experience in the mining industry. Prior to joining NCP, she held the position of President and Chief Executive Officer and a director of Romarco Minerals Inc. (“Romarco”) from November 2002 until October 2015, taking the multi-million-ounce Haile Gold Mine from discovery through final feasibility, permitting and construction. Romarco was subsequently acquired by OceanaGold in 2015, at which time Dr. Garrett was appointed to the Board of OceanaGold and a member of the Steering Committee for the Haile Gold Mine, before joining NCP in June 2016. Dr. Garrett is also a Director of NovaGold Resources, Inc., a gold company listed on the NYSE American and Toronto Stock Exchange. Prior to Romarco, she held numerous senior positions in public mining companies including VP of Corporate Development at Dayton Mining Corporation and VP of Corporate Development at Beartooth Platinum Corporation. Early in her career, Dr. Garrett was the Senior Mining Analyst and Portfolio Manager in the precious metals sector with US Global Investors. Dr. Garrett received her Ph.D. in Engineering and her Masters in Mineral Economics from the University of Texas at Austin. The Board has determined that Dr. Garrett should serve as a director due to her technical expertise and background as a senior executive in mining companies as well as her significant experience with permitting, developing and constructing gold mines and moving a precious-metals mining company from the development stage to the successful producer stage. Dr. Garrett has also served as a director of TriStar Gold, Inc. and Revival Gold Inc.

The Company entered into an employment agreement dated as of August 31, 2020 (the “Employment Agreement”) with Dr. Garrett, which provides for a three-year term as President and Chief Executive Officer, following which she shall be deemed to be an at-will employee during the continuation of her employment by the Company. Under the terms of the Employment Agreement, Dr. Garrett is entitled to an annual base salary of $550,000, an annual cash incentive bonus initially set at 70% of her annual base salary as target, and an initial long-term equity incentive award having a value of $1,000,000. The initial long-term equity incentive will be granted on the effective date of her employment, September 8, 2020, will be in the form of restricted stock units (“RSUs”) and will consist of that number of RSUs determined by dividing $1,000,000 by the closing stock price of the Company’s Class A Common Stock on the date of grant. Such RSUs will vest on the fourth anniversary of the date of grant, subject to Dr. Garrett’s continued employment by the Company through the vesting date and subject to any provisions of the grant relating to retirement, disability, change of control and other matters. Dr. Garrett will also be eligible to participate in equity-based compensation plans, initially targeted at 200% of her base salary, with 50% of such awards initially in the form of performance-based equity awards and 50% of such awards initially in the form of time-based equity awards. The foregoing description of the Employment Agreement and the RSUs do not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement and the initial Restricted Stock Unit Agreement (Time Vesting), which are attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2, respectively, and are incorporated by reference herein.

Dr. Garrett will not receive any additional compensation for her role as a member of the Company’s Board of Directors.

At the Effective Time, upon Dr. Garrett’s assuming the position of President and Chief Executive Officer, Stephen M. Jones will no longer serve as the interim President and Chief Executive Officer or as an executive officer of the Company.

Item 7.01.         Regulation FD Disclosure.

Nasdaq has approved our application to list the Seller warrants under the symbol “HYMCZ” with trading to commence on September 1, 2020. The “Seller warrants” are warrants to purchase shares of our Class A common stock issued pursuant to that certain warrant agreement, dated as of October 22, 2015, by and between Hycroft Mining Corporation and Computershare Inc., a Delaware corporation, and its wholly owned subsidiary Computershare Trust Company, a federally chartered trust company, collectively as initial warrant agent. The obligations and liabilities under the warrant agreement were assumed by the Company on May 29, 2020 and Continental Stock Transfer & Trust Company, LLC became the successor warrant agent.

The Company issued a press release announcing Dr. Garrett’s appointment described above. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.         Financial Statements and Exhibits.

(d)      Exhibits

The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement, dated August 31, 2020, between Diane R. Garrett and Hycroft Mining Holding Corporation.

10.2	Restricted Stock Unit Agreement (Time-Vesting), dated August 31, 2020, between Diane R. Garrett and Hycroft Mining Holding Corporation.

99.1	Press Release dated August 31, 2020.*

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*       Furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2020	Hycroft Mining Holding Corporation

	By:	/s/ Stephen M. Jones
Stephen M. Jones
President and Chief Executive Officer

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